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                                                                 EXHIBIT (10)(e)

            SERVICE REQUEST



                   PLATINUM
---------------------------
      INVESTOR/SM/ SURVIVOR
---------------------------
      AMERICAN GENERAL LIFE

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PLATINUM INVESTOR SURVIVOR--FIXED OPTION

 . Division 18 - AGL Declared Fixed Interest Account

PLATINUM INVESTOR SURVIVOR--VARIABLE DIVISIONS

AIM Variable Insurance Funds                                    Neuberger Berman Advisers Management Trust
----------------------------                                    ------------------------------------------

 . Division 1 - AIM V.I. International Equity                    . Division 36 - Mid-Cap Growth

 . Division 2 - AIM V.I. Value                                   PIMCO Variable Insurance Trust
                                                                ------------------------------
American Century Variable Portfolios, Inc.
------------------------------------------                      . Division 101 - PIMCO Real Return Bond

 . Division 19 - VP Value                                        . Division 37 - PIMCO Short-Term Bond

Ayco Series Trust                                               . Division 102 - PIMCO Total Return Bond
-----------------
                                                                Putnam Variable Trust
 . Division 29 - Ayco Growth                                     ---------------------

Credit Suisse Warburg Pincus Trust                              . Division 12 - Putnam VT Diversified Income
----------------------------------
                                                                . Division 13 - Putnam VT Growth and Income
 . Division 105 - Small Company Growth
                                                                . Division 14 - Putnam VT Int'l Growth and Income
Dreyfus Investment Portfolios
-----------------------------                                   SAFECO Resource Series Trust
                                                                ----------------------------
 . Division 24 - MidCap Stock
                                                                . Division 15 - Equity
Dreyfus Variable Investment Fund
--------------------------------                                . Division 16 - Growth Opportunities

 . Division 7 - Quality Bond                                     The Universal Institutional Funds, Inc.
                                                                ---------------------------------------
 . Division 8 - Small Cap
                                                                . Division 10 - Equity Growth
Fidelity Variable Insurance Products Fund
-----------------------------------------                       . Division 11 - High Yield

 . Division 28 - VIP Asset Manager                               VALIC Company I
                                                                ---------------
 . Division 27 - VIP Contrafund
                                                                . Division 3 - International Equities
 . Division 25 - VIP Equity-Income
                                                                . Division 4 - Mid Cap Index
 . Division 26 - VIP Growth
                                                                . Division 5 - Money Market I
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------            . Division 20 - Nasdaq-100 Index

 . Division 106 - Franklin U.S. Government                       . Division 21 - Science & Technology

 . Division 107 - Mutual Shares Securities                       . Division 22 - Small Cap Index

 . Division 108 - Templeton International Securities             . Division 6 - Stock Index

Janus Aspen Series                                              Vanguard Variable Insurance Fund
------------------                                              -------------------------------

 . Division 31 - Aggressive Growth                               . Division 103 - High Yield Bond

 . Division 29 - International Growth                            . Division 104 - REIT Index

 . Division 30 - Worldwide Growth                                Van Kampen Life Investment Trust
                                                                --------------------------------
J.P. Morgan Series Trust II
---------------------------                                     . Division 17 - Strategic Stock

 . Division 32 - J.P. Morgan Small Company

MFS Variable Insurance Trust
----------------------------

 . Division 34 - MFS Capital Opportunities

 . Division 9 - MFS Emerging Growth

 . Division 35 - MFS New Discovery

 . Division 33 - MFS Research

AGLC0094 REV 1101
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 Complete and return this request to:        American General Life Insurance Company ("AGL")                AMERICAN
  Variable Universal Life Operations              Member American General Financial Group                       GENERAL
 PO Box 4880 Houston, TX 77210-4880                         Houston, Texas                                      FINANCIAL GROUP
  (888) 325-9315 or (713) 831-3443
        Fax: (877) 445-3098
Hearing Impaired/TDD: (888) 436-5258           VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST

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  [_]  POLICY                  1. | POLICY #:_________________________________ CONTINGENT INSURED:__________________________________
       IDENTIFICATION             |                                            CONTINGENT INSURED: _________________________________
                                  | ADDRESS:________________________________________________________________ New Address (yes) (no)
    COMPLETE THIS SECTION FOR     | Primary Owner (if other than an insured):_______________________________
        ALL REQUESTS.             | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No. or Tax I.D. No.______________ Phone Number:(   )_____-________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Contingent Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
of one of the Contingent Insureds,|
 Owner, Payor or Beneficiary has  |
changed. (Please note, this does  | __________________________________________________    _________________________________________
   not change the Contingent      |
    Insureds, Owner, Payor or     | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
    Beneficiary designation.)     |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION                 PREM % DED % INVESTMENT DIVISION                PREM % DED %
       ALLOCATION                 | (18) AGL DECLARED FIXED INTEREST                 MFS VARIABLE INSURANCE TRUST
       PERCENTAGES                |      ACCOUNT                        _____ _____  (34) MFS Capital Opportunities     _____  _____
  Use this section to indicate    | AIM VARIABLE INSURANCE FUNDS                     (9) MFS Emerging Growth            _____  _____
     how premiums or monthly      | (1) AIM V.I. International Equity   _____ _____  (35) MFS New Discovery             _____  _____
 deductions are to be allocated.  | (2) AIM V.I. Value                  _____ _____  (33) MFS Research                  _____  _____
 Total allocation in each column  |
     must equal 100%; whole       | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.       NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
         numbers only.            | (19) VP Value                       _____ _____  (36) Mid-Cap Growth                _____  _____
                                  |
                                  | AYCO SERIES TRUST                                PIMCO VARIABLE INSURANCE TRUST
                                  | (23) Ayco Growth                    _____ _____  (101) PIMCO Real Return Bond       _____  _____
                                  |                                                  (37)  PIMCO Short-Term Bond        _____  _____
                                  | CREDIT SUISSE WARBURG PINCUS TRUST               (102) PIMCO Total Return Bond      _____  _____
                                  | (105) Small Company Growth          _____ _____
                                  |                                                  PUTNAM VARIABLE TRUST
                                  | DREYFUS INVESTMENT PORTFOLIOS                    (12) Putnam VT Diversified Income  _____  _____
                                  | (24) Midcap Stock                   _____ _____  (13) Putnam VT Growth and Income   _____  _____
                                  |                                                  (14) Putnam VT Int'l Growth and
                                  | DREYFUS VARIABLE INVESTMENT FUND                        Income                      _____  _____
                                  | (7) Quality Bond                    _____ _____
                                  | (8) Small Cap                       _____ _____  SAFECO RESOURCE SERIES TRUST
                                  |                                                  (15) Equity                        _____  _____
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND        (16) Growth Opportunities          _____  _____
                                  | (28) VIP Asset Manager              _____ _____
                                  | (27) VIP Contrafund                 _____ _____  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (25) VIP Equity-Income              _____ _____  (10) Equity Growth                 _____  _____
                                  | (26) VIP Growth                     _____ _____  (11) High Yield                    _____  _____
                                  |
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE            VALIC COMPANY I
                                  |  PRODUCTS TRUST                                  (3)  International Equities        _____  _____
                                  | (106) Franklin U.S. Government      _____ _____  (4)  Mid Cap Index                 _____  _____
                                  | (107) Mutual Shares Securities      _____ _____  (5)  Money Market I                _____  _____
                                  | (108) Templeton International       _____ _____  (20) Nasdaq-100 Index              _____  _____
                                  |       Securities                                 (21) Science and Technology        _____  _____
                                  |                                                  (22) Small Cap Index               _____  _____
                                  | JANUS ASPEN SERIES                               (6)  Stock Index                   _____  _____
                                  | (31) Aggressive Growth              _____ _____
                                  | (29) International Growth           _____ _____  VANGUARD VARIABLE INSURANCE FUND
                                  | (30) Worldwide Growth               _____ _____  (103) High Yield Bond              _____  _____
                                  |                                                  (104) REIT Index                   _____  _____
                                  | J.P MORGAN SERIES TRUST II
                                  | (32) J.P Morgan Small Company       _____ _____  VAN KAMPEN LIFE INVESTMENT TRUST
                                  |                                                  (17) Strategic Stock               _____  _____
                                  |
                                  |                                                  OTHER:_______________________      _____  _____
                                  |
                                  |                                                                                      100%   100%
                                  |
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AGLCO094 REV 1101                                              PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  | Bank Draft Authorization Form and "Void"  Check)
 billing frequency and/or method  |
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/We hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum, whole dollars only) taken from the Money Market I
accumulation value) An amount may | Division and transferred to the following Divisions:
be deducted periodically from the |
Money Market I Division and placed| AIM VARIABLE INSURANCE FUNDS                     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  in one or more of the Divisions | (1) AIM V.I. International Equity    $________   (36) Mid-Cap Growth                    $______
 listed. The AGL Declared Fixed   | (2) AIM V.I. Value                   $________
Interest Account is not available |                                                  PIMCO VARIABLE INSURANCE TRUST
for Dollar Cost Averaging. Please | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.       (101) PIMCO Real Return Bond           $______
refer to the prospectus for more  | (19) VP Value                        $________   (37)  PIMCO Short-Term Bond            $______
 information on the Dollar Cost   |                                                  (102) PIMCO Total Return Bond          $______
Averaging Option. Note: Automatic | AYCO SERIES TRUST
 Rebalancing is not available if  | (23) Ayco Growth                     $________   PUTNAM VARIABLE TRUST
the Dollar Cost Averaging Option  |                                                  (12) Putnam VT Diversified Income      $______
          is chosen.              | CREDIT SUISSE WARBURG PINCUS TRUST               (13) Putnam VT Growth and Income       $______
                                  | (105) Small Company Growth           $________   (14) Putnam VT Int'l Growth and
                                  |                                                       Income                            $______
                                  | DREYFUS INVESTMENT PORTFOLIOS
                                  | (24) MidCap Stock                    $________   SAFECO RESOURCE SERIES TRUST
                                  |                                                  (15) Equity                            $______
                                  |                                                  (16) Growth Opportunities              $______
                                  | DREYFUS VARIABLE INVESTMENT FUND
                                  | (7) Quality Bond                     $________   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (8) Small Cap                        $________   (10) Equity Growth                     $______
                                  |                                                  (11) High Yield                        $______
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                  | (28) VIP Asset Manager               $________   VALIC COMPANY I
                                  | (27) VIP Contrafund                  $________   (3)  International Equities            $______
                                  | (25) VIP Equity-Income               $________   (4)  Mid Cap Index                     $______
                                  | (26) VIP Growth                      $________   (20) Nasdaq-100 Index                  $______
                                  |                                                  (21) Science & Technology              $______
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE            (22) Small Cap Index                   $______
                                  |  PRODUCTS TRUST                                  (6)  Stock Index                       $______
                                  | (106) Franklin U.S. Government       $________
                                  | (107) Mutual Shares Securities       $________    VANGUARD VARIABLE INSURANCE FUND
                                  | (108) Templeton International                     (103) High Yield Bond                 $______
                                  |       Securities                     $________    (104) REIT Index                      $______
                                  |
                                  | JANUS ASPEN SERIES                                VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (31) Aggressive Growth               $________    (17) Strategic Stock                  $______
                                  | (29) International Growth            $________    OTHER: ___________________________    $______
                                  | (30) Worldwide Growth                $________
                                  |
                                  | J.P. MORGAN SERIES TRUST II
                                  | (32) J.P. Morgan Small Company       $________
                                  |
                                  | MFS VARIABLE INSURANCE TRUST
                                  | (34) MFS Capital Opportunities       $________
                                  | (9)  MFS Emerging Growth             $________
                                  | (35) MFS New Discovery               $________
                                  | (33) MFS Research                    $________
                                  |
                                  | _____ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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AGLC0094 REV 1101                                              PAGE 3 OF 5
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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (DIVISION NAME OR NUMBER)                        (DIVISION NAME OR NUMBER)
      for or make changes to      |
   Automatic Rebalancing of the   | _______% : ___________________________________     _______%  : ________________________________
 variable divisions. Please refer | _______% : ___________________________________     _______%  : ________________________________
    to the prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
   information on the Automatic   | _______% : ___________________________________     _______%  : ________________________________
       Rebalancing Option.        | _______% : ___________________________________     _______%  : ________________________________
  Note: Dollar Cost Averaging is  | _______% : ___________________________________     _______%  : ________________________________
  not available if the Automatic  | _______% : ___________________________________     _______%  : ________________________________
   Rebalancing Option is chosen.  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  |
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations
       AUTHORIZATION              | for future purchase payments and monthly deductions.
Complete this section if you are  |
 applying for or revoking current | Initial the designation you prefer:
     telephone privileges.        | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. | Name of Contingent Insured for whom this correction is submitted:_______________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
  Use this section if you want to |
  move money between divisions.   | Transfer $_______ or _______% from ____________________________ to _____________________________
 The minimum amount for transfers |
 is $500.00. Withdrawals from the | Transfer $_______ or _______% from ____________________________ to _____________________________
   AGL Declared Fixed Interest    |
 Account to a Variable Division   | Transfer $_______ or _______% from ____________________________ to _____________________________
 may only be made within 60 days  |
after a contract anniversary. See | Transfer $_______ or _______% from ____________________________ to _____________________________
 transfer limitations outlined in |
 prospectus. If a transfer causes | Transfer $_______ or _______% from ____________________________ to _____________________________
  the balance in any division to  |
  drop below $500, AGL reserves   | Transfer $_______ or _______% from ____________________________ to _____________________________
      the right to transfer       |
 the remaining balance. Amounts   | Transfer $_______ or _______% from ____________________________ to _____________________________
    to be transferred should be   |
 indicated in dollar a percentage | Transfer $_______ or _______% from ____________________________ to _____________________________
    amounts, maintaining          |
   consistency throughout.        | Transfer $_______ or _______% from ____________________________ to _____________________________
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AGLC0094 REV 1101                                                   PAGE 4 OF 5
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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared
these two options please refer to | Fixed Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender, be sure to   |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section it you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
                                  | If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
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 [_]  AFFIRMATION/            10. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |         (City, State)
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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AGLCO094 REV 1101                                              PAGE 5 OF 5
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